Exhibit 10.5
Execution Version

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT is dated as of August
11, 2021 (this “Amendment”), by and among CARET HOLDINGS, INC. (f/k/a Root, Inc.), a Delaware corporation (the “Issuer”), ROOT, INC. (f/k/a Root Stockholdings, Inc.), a Delaware corporation (“Holdings”), each of the Noteholders party hereto as “Noteholders”, and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Issuer, Holdings, the Noteholders and the Administrative Agent are parties to that certain Note Purchase Agreement dated as of November 25, 2019 (as amended by the First Amendment to Note Purchase Agreement, dated as of February 20, 2020, as amended by the Second Amendment to Note Purchase Agreement, dated as of September 14, 2020 and as further amended, restated, supplemented or otherwise modified from time to time, the “Existing Note Purchase Agreement”);

WHEREAS, the Issuer has requested that the Administrative Agent and the Noteholders amend certain provisions of the Note Purchase Agreement, as more particularly set forth below; and

WHEREAS, subject to the terms and conditions set forth herein, the Issuer, Holdings, the Administrative Agent and the Noteholders have agreed to amend the Note Purchase Agreement.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Note Purchase Agreement shall have the same meanings herein as in the Existing Note Purchase Agreement, as amended by this Amendment (the “Amended Note Purchase Agreement”).

Section 2. Amendments to Note Purchase Agreement.

(a)Section 1.1 of the Note Purchase Agreement is hereby amended by inserting the following defined terms in alphabetical order:

“Specified Period” shall mean the period commencing on the Third Amendment Effective Date and ending on December 31, 2021.

“Third Amendment Effective Date” shall mean August 11, 2021.

(b)Section 7.5(c) of the Note Purchase Agreement is hereby amended by inserting “(or, during the Specified Period, $1,500,000)” immediately after clause (B) thereof.

Section 3. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Section 4 below and the satisfaction of the receipt by the Administrative Agent (or its counsel) and the Noteholders (or their counsel) of this Amendment, duly executed and delivered by the Issuer, Holdings and the Noteholders constituting the Required Noteholders.

Section 4. Representations. The Issuer and Holdings represent and warrant to the Administrative Agent and the Noteholders that, as of the date hereof:

(a)Power and Authority. Each of the Issuer and Holdings has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Note Purchase Agreement, as amended by this Amendment, and have taken all necessary organizational and, if required, shareholder, partner or member action to duly authorize the execution, delivery and performance of this Amendment. Each of this Amendment and the Note Purchase Agreement, as amended by this Amendment, constitutes the valid and binding obligation of each of the Issuer and Holdings enforceable against them in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b)No Violation. The execution, delivery and performance by the Issuer and Holdings of this Amendment, and compliance by them with the terms and provisions of the Note Purchase Agreement, as amended by this Amendment: (i) will not materially violate any judgment, order or ruling of any Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Note Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Note Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Issuer or Holdings or any other Note Party.

(c)Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by each of the Issuer and Holdings or (ii) the legality, validity, binding effect or enforceability of the Note Purchase Agreement, as amended by this Amendment against the Issuer and Holdings.

(d)No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e)No Impairment. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Note Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 5. Reaffirmation of Representations. Each of the Issuer and Holdings hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Noteholders in the Note Purchase Agreement and the other Note Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Section 6. No Further Amendments; Ratification of Liability. Except as expressly amended hereby, the Note Purchase Agreement and each of the other Note Documents shall remain in full force and effect in accordance with their respective terms, and the Noteholders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Note Purchase Agreement and the other Note Documents in the future, in each case, pursuant to the terms of the Note Documents. Each of the Issuer and Holdings hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Note Purchase Agreement and the other Note Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Note Document to which it is a party, or reduce, impair or discharge the obligations of the Issuer or Holdings or the Collateral granted to the Administrative Agent and/or the Noteholders thereunder. The Noteholders’ agreement to the terms of this Amendment or any other amendment of the Note Purchase Agreement or any other Note Document shall not be deemed to establish or create a custom or course of dealing between the Issuer, Holdings or the Noteholders, or any of them. This Amendment shall be deemed to be a “Note Document” for all purposes under the Note Purchase Agreement. After the effectiveness of this Amendment, each reference to the Note Purchase Agreement in any of the Note Documents shall be deemed to be a reference to the Note Purchase Agreement as amended by this Amendment. The amendments contained herein shall be deemed to have prospective application only.

Section 7. Other Provisions.

(a)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(b)The Issuer agrees to reimburse the Administrative Agent on demand for all reasonable and documented (in the case of legal expenses, in summary form), out-of-pocket costs and expenses of the Administrative Agent incurred by the Administrative Agent in negotiating, documenting and consummating this Amendment and the transactions contemplated hereby and thereby.

(c)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(d)THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

Section 8. Direction. The Noteholders party hereto, constituting the Required Noteholders, hereby (i) authorize and direct the Administrative Agent to execute and deliver this Amendment and (ii) acknowledge and agree that (x) the direction in this Section 8 constitutes a direction from the Required Noteholders under the provisions of Article IX of the Note Purchase Agreement and (y) Sections 9.4 and 10.3(c) of the Note Purchase Agreement shall apply to any and all actions taken by the Administrative Agent in accordance with such direction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Issuer, Holdings the Noteholders and the Administrative Agent have caused this Third Amendment to Note Purchase Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

ISSUER:

CARET HOLDINGS, INC.

By: /s/ Alexander Timm
Name: Alexander Timm
Title: President/ CEO

HOLDINGS:

ROOT, INC.

By: /s/ Alexander Timm
Name: Alexander Timm
Title: CEO

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Administrative Agent

By: /s/ Marie Nicolosi
Name: Marie Nicolosi
Title: Assistant Vice President

DRD CONTACT, LLC, as Administrative Agent

By: /s/ Susanne V. Clark
Name: Susanne V. Clark
Title: Senior Managing Director